PACIFIC MERCANTILE BANCORP 2019 EQUITY INCENTIVE PLAN NOTICE OF GRANT AND RESTRICTED STOCK AGREEMENT You have been granted the number of shares of Common Stock of Pacific Mercantile Bancorp (the “Company”), as set forth below (“Shares”), subject to the terms and conditions of the Pacific Mercantile Bancorp 2019 Equity Incentive Plan (“Plan”), and this Notice of Grant and Restricted Stock Agreement, including the attachments hereto (collectively, the “Notice and Agreement”). Unless otherwise defined in this Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan. Participant: [PARTICIPANT NAME] Home Address: [HOME ADDRESS] Number of Shares Granted: [TOTAL AWARDS] Grant Date: [GRANT DATE] Vesting Commencement Date: [ALTERNATIVE VEST BASE DATE] Vesting (see Sections 2 and 3 [VEST SCHEDULE TABLE] of this Notice and Agreement): All vesting shall cease immediately upon the termination of your Continuous Service. By signing below, you accept this grant of Share s and you hereby represent that you: (i) agree to the terms and conditions of the Plan and this Notice and Agreement; (ii) have reviewed the Plan (and the Plan’s prospectus) and this Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions of the Plan and this Notice and Agreement; (iv) agree to accept as binding, conclusive, and final all of the Committee’s decisions regarding, and all interpretations of, the Plan and this Notice and Agreement; and (v) agree to promptly notify the Company in writing upon any change in your home address indicated above. This Notice of Grant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument. SMRH:4817-7075-7015.3 -1-

PACIFIC MERCANTILE BANCORP By: __________________________ Title: __________________________ Signature: _______________________ AGREED AND ACCEPTED: Print Name: [PARTICIPANT NAME] PACIFIC MERCANTILE BANCORP 2019 EQUITY INCENTIVE PLAN RESTRICTED STOCK AGREEMENT 1. Grant of Restricted Stock. The Company has granted to you (the “Participant”) the number of shares of Common Stock specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the following terms and conditions. In consideration of such grant, the Participant agrees to be bound by the terms and conditions hereof, and by the terms and conditions of the Plan. 2. Vesting. Until vested in accordance with the schedule specified in the Notice of Grant and subject to this Agreement, the Shares are subject to forfeiture by the Participant and shall remain subject to the Company’s Return Right (defined in Section 3). The risk of forfeiture shall expire and the Company’s Return Right shall lapse as to the Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant or upon immediate acceleration as provided in this Agreement (each, a “Release Date”); provided, however, that no Shares shall be released on any Release Date if (i) the Participant has ceased Continuous Service on or prior to such date, unless otherwise provided in this Agreement, or (ii) the Release Date has been suspended in accordance with Section 10 hereof. Any and all Shares subject to the Company’s Return Right at any time shall be defined in this Agreement as “Unreleased Shares.” 3. Return of Restricted Stock to Company. Upon the occurrence of a Return Event, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Shares to its own name. As used herein, “Return Event” shall mean the termination of Participant’s Continuous Service for any reason other than the death of the Participant, the Disability of the Participant, or a Qualifying SMRH:4817-7075-7015.3 -2-

Termination (as defined below). Notwithstanding the foregoing, the Participant shall continue to own any Shares subject to the terms of the Plan and this Agreement with respect to which the Participant has provided Continuous Service through the Release Date(s) specified in the Notice of Grant for such Shares. 4. Death of Participant. If the Participant’s Continuous Service terminates as a result of his or her death, the vesting of all then Unreleased Shares shall accelerate immediately such that the Return Right will have then completely lapsed and Participant’s legal representative, his or her legatee, or the person who acquired the right to this Agreement by reason of the death of the Participant (individually, a “Successor”) shall become the legal and beneficial owner of the Shares and all rights and interests therein or relating thereto and shall have the right to retain and transfer such Shares to its own name. 5. Disability of Participant. If the Participant’s Continuous Service terminates as a result of his or her Disability, the vesting of all then Unreleased Shares shall accelerate immediately such that the Return Right will have then completely lapsed and Participant shall become the legal and beneficial owner of the Shares and all rights and interests therein or relating thereto and shall have the right to retain and transfer such Share s to its own name. 6. Restriction on Transfer. Except for the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Release Date for such Shares set forth in this Agreement. In addition, as a condition to any transfer of the Shares after such Release Date, the Company may, in its discretion, require: (i) that the Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with applicable law. 7. Retention of Shares. To ensure the availability for delivery of the Participant’s Unreleased Shares upon their return to the Company pursuant to this Agreement, the Company shall retain possession of the share certificates representing the Unreleased Shares, together with a stock assignment duly endorsed in blank, in the form attached hereto as Exhibit A. The Company shall hold the Unreleased Shares and related stock assignment until the Release Date for such Shares. In addition, the Company may require the spouse of the Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B. When a Return Event or Release Date occurs, subject to timely satisfaction of all applicable tax withholding requirements in accordance with Plan Section 5.4, the Company shall promptly deliver SMRH:4817-7075-7015.3 -3-

the certificate for the applicable Shares to the Company, the Participant or the Participant’s Successor, as the case may be. 8. Shareholder Rights. Subject to the terms hereof, the Participant shall have all the rights of a shareholder with respect to the Shares while they are retained by the Company pursuant to Section 7, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant’s ownership of the Shares shall be immediately subject to the terms of this Agreement (including any vesting conditions) and included thereafter as “Shares” for purposes of this Agreement. 9. Change of Control. (a) In the event of a Change of Control, the vesting of all then Unreleased Shares shall automatically accelerate such that the Return Right will have then completely lapsed upon the occurrence of a Qualifying Termination if the Qualifying Termination occurs on the date of or within one (1) year following a Change of Control. For purposes of this Agreement and as used herein, “Qualifying Termination” shall mean: (i) Participant’s Continuous Service is terminated by the Company without Cause. (ii) Participant’s Continuous Service is terminated by Participant within seventy five (75) days following the initial occurrence (which must occur on or after the date of the Change of Control) of any of the following conditions which arise without Participant’s consent and are not remedied by the Company within thirty (30) days following written notice to the Company of such condition from Participant (and such Participant notice must be provided to the Company within thirty (30) days of the initial occurrence of the condition): (A) a material diminution in Participant’s base compensation; (B) a material diminution in Participant’s authority, duties or responsibilities; or (C) a material change in the geographic location at which Participant must perform his or her duties. (b) Following a Change of Control, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Shares to its own name on consummation of the Change of Control, unless: SMRH:4817-7075-7015.3 -4-

(i) the Company succeeds in obtaining an agreement of the other parties to the Change of Control transaction, that provides for any of the following: (i) the continuance of this Award and the Plan, subject to any adjustments in the terms of this Award determined by the Committee to be necessary to maintain the continued effectiveness of this Award and to preserve, but not increase, the economic benefits conferred on the Participant by this Agreement, or (ii) this Award to be assumed and the Plan to continue in full force and effect, or (iii) there is issued by another party to the Change of Control transaction, in exchange for or in substitution of this Award, a new award of comparable value covering shares of such successor corporation or its parent corporation, with appropriate adjustments as to the number and kind of shares, in which event the Plan and this Award, or the new award substituted therefor, shall continue in the manner and under the terms so provided, or (ii) the Change of Control takes the form of a purchase of newly issued or outstanding shares of the Company, in which the Company’s corporate structure is left unchanged and there is no plan or intention to merge or combine the Company with another entity, such that the Change of Control will have no adverse effect on the Award or the rights or economic benefits conferred on the Participant by this Agreement. (c) Following a Change in Control and notwithstanding Section 9(b) hereof, the Company shall not compel the forfeiture of this Award except in accordance with the Plan. For purposes of this Agreement and as used herein, the term “Cause” means, with respect to the Participant, the occurrence of any of the following: (i) Participant’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Participant’s continuing intentional or habitual failure to perform stated duties, (iii) Participant’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), including but not limited to any state or federal banking or securities law, (iv) Participant’s willful and intentional violation of the bylaws, rules, policies or resolutions of the Company or Pacific Mercantile Bank, a California banking corporation, or the rules or regulations of or any final order issued by the Federal Reserve System, the California Department of Financial Institutions, or the Federal Deposit Insurance Corporation, (v) Participant’s material breach of any provision of an employment or independent contractor agreement with the Company, or (vi) any other act or omission by Participant that could reasonably be expected to adversely affect the Company’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not “Cause” exists will be determined by the Committee in accordance with the Plan. Participant’s Continuous Service shall be deemed to have terminated for Cause if, after Participant’s Continuous Service has terminated, facts and circumstances are discovered that would have justified a terminatio n of Participant’s Continuous Service for Cause. 10. Suspension or Termination of Award. If at any time it is suspected that Participant has committed an act that gives rise to the Company’s right to terminate Participant’s Continuous Service for Cause (which includes a failure to act), the Company may suspend any Release Date, pending a determination of whether there was in fact an act giving rise to Cause. If it is determined that Participant has committed an act giving rise to Cause, neither Participant nor Participant’s Successor shall be entitled to receive any SMRH:4817-7075-7015.3 -5-

Unreleased Shares whatsoever and the Company shall automatically become the legal and beneficial owner of all Unreleased Shares and all rights and interests therein and relating thereto without any consideration to Participant. 11. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws): THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. 12. Tax Consequences. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Participant understands that for U.S. taxpayers, Code Section 83 taxes as ordinary income the difference between the purchase price for the Shares, if any, and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to the return of the Shares upon a Return Event. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of acquisition. THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF. 13. Clawback Policy. By accepting this Award, the Participant is expressly acknowledging and agreeing to be bound by the Clawback Policy provisions contained in Section 10.8 of the Plan. 14. Employment Agreement. If any employment agreement (or other similar written agreement) exists between Participant and the Company as of the Grant Date and expressly includes a different definition of “Cause” than as set forth herein, the defined term contained in the employment agreement (or other similar written agreement) shall govern and shall supersede the definition of Cause set forth herein. SMRH:4817-7075-7015.3 -6-

15. General. (a) This Agreement shall be governed by and construed under the laws of the State of California. This Agreement and the Plan, which is incorporated herein by reference, represent the entire agreement between the parties with respect to the Shares granted to the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. (b) Any notice, demand or request required or permitted t o be delivered by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing. (c) The rights of the Company under this Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company. (d) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement. (e) Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding. (f) THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY PARTICIPANT RENDERING CONTINUOUS SERVICE OR AS OTHERWISE PROVIDED HEREIN, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING SHARES HEREUNDER. SMRH:4817-7075-7015.3 -7-